STATE OF SOUTH CAROLINA  :
                         :    GENERAL PARTNERSHIP SALE AGREEMENT
COUNTY OF GREENVILLE     :



     THIS GENERAL PARTNERSHIP SALE AGREEMENT (the "Agreement") is made and entered this 17th day of November, 1998, by and between BCIP I & III, LLC, a Georgia limited liability company (hereinafter "Buyer") and IBGP, INC., a Delaware Corporation, and INSIGNIA BRUNNER, LP, a Delaware limited partnership (hereinafter collectively "Seller").


                              W I T N E S S E T H


     WHEREAS, IBGP, Inc. is the owner of 104 Management, Inc., which is in turn the owner of the general partnership interest in Brunner Management, LP; and

     WHEREAS, Insignia Brunner, LP is the owner of the limited partnership interest in Brunner Management, LP and 100% of the Class B limited partnership interest in Brunner Companies Income Properties LP I (BCIP I) and Brunner Companies Income Properties LP III (BCIP III); and

     WHEREAS, Brunner Management, LP is the owner of the general partnership interest in BCIP I and BCIP III; and

     WHEREAS, BCIP I is the owner of certain real property commonly known as Georgetown Landing in Georgetown, South Carolina, Whitehorse Plaza in Greenville, South Carolina, and Hitchcock Plaza in Aiken, South Carolina; and

     WHEREAS, BCIP III is the owner of certain real property commonly known as Highpoint Village in Bellafontaine, Ohio and Gateway Plaza in Mt. Sterling, Kentucky; and

     WHEREAS, Buyer is desirous of purchasing and Seller is desirous of selling all of its interest in (i) 104 Management, Inc. (and its general partnership interest in Brunner Management, LP), (ii) the limited partnership interest of Insignia Brunner, LP in Brunner Management, LP, (iii) the Class B limited partnership interest of Insignia Brunner, LP in BCIP I and BCIP III, and by virtue of the sale of Brunner Management, LP, Seller is desirous of transferring to Buyer, (iv) the general partnership interest of Brunner Management, LP in BCIP I, and (v) the general partnership interest of Brunner Management, LP in BCIP III.

     NOW, THEREFORE, for and in consideration of the Purchase Price to be paid from Buyer to Seller and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

I.   WARRANTIES

     Seller warrants:

     (i)  it is the owner of:
          (a)  100% of all stock of 104 Management, Inc.,
          (b) the general partnership interest of 104 Management, Inc. in Brunner Management, LP,
          (c)  the limited partnership interest in Brunner Management, LP,
          (d) Brunner Management, LP and by virtue thereof, the general partnership interest in BCIP I
          (e) Brunner Management, LP and by virtue thereof, the general partnership interest in BCIP III
          (f)  100% of the Class B limited partnership interest in BCIP I and
          (g)  100% of the Class B limited partnership interest in BCIP III; and

     (ii) BCIP I is the owner of certain real property commonly known as Georgetown Landing in Georgetown, South Carolina, Whitehorse Plaza in Greenville, South Carolina, and Hitchcock Plaza in Aiken, South Carolina and BCIP III is the owner of certain real property commonly known as Highpoint Village in Bellafontaine, Ohio and Gateway Plaza in Mt. Sterling, Kentucky (collectively, the five real properties are hereinafter the "Properties"); and

     (iii)Seller is in good standing under the incorporation and partnership laws of Delaware and duly authorized to enter and perform the agreements contained herein and the signatories below are duly authorized to bind Seller to these agreements; and

     (iv) there are no liens affecting the Properties other than the mortgage interests of New York Life Insurance Company in the properties owned by BCIP I and Aegon Life Insurance Company in the properties owned by BCIP III nor are there any defects in the titles to the Properties; and

     (v) neither Seller nor its parent company or subsidiaries have encumbered their ownership interest in the Properties or in the various ownership interests as recited in Article I(i) above except via the mortgages to New York Life Insurance Company and Aegon Life Insurance Company as set forth herein.

II.  PURCHASE

     Seller hereby sells and Buyer hereby purchases (i) 104 Management, Inc. (and its general partnership interest in Brunner Management, LP), (ii) the limited partnership interest of Insignia Brunner, LP in Brunner Management, LP, (iii) all of the Class B limited partnership interests of Insignia Brunner, LP in BCIP I and BCIP III, (iv) Brunner Management, LP and its general partnership interest in BCIP I, (v) Brunner Management, LP and its general partnership interest in BCIP III.

III. TRANSFER OF OWNERSHIP

     Promptly upon execution of this Agreement, Seller agrees to transfer via overnight delivery (i) 100% of the stock of 104 Management, Inc. and (ii) Brunner Management, LP and Seller's and its subsidiaries' Class B limited partnership interests in BCIP I and BCIP III, and by virtue of this Agreement, Seller does hereby transfer Insignia Brunner, LP's limited partnership interest in Brunner Management, LP. By virtue of and in addition to the above transfers, Seller hereby conveys its general partnership interest and Class B limited partnership interest in BCIP I and BCIP III.

IV.  PURCHASE PRICE

     Buyer shall cause one hundred thousand ($100,000) Dollars to be wired to Seller's account on the date hereof.

V.   ACCOUNTING

     Seller shall prepare within thirty (30) days of the date hereof a complete and final accounting of all outstanding accounts receivable and payable affecting the Properties and a cash ledger, general journal and copies of any other reasonable documentation requested by Buyer.

VI.  TRANSFER OF DOCUMENTATION

     Upon consummation of this transaction, it is understood and agreed by Buyer and Seller that Buyer shall control all operating accounts and funds of BCIP I and BCIP III and the underlying Properties on the date hereof. In addition, while Seller may not have complete copies of all documentation, to the extent possible, Seller shall promptly deliver to Buyer originals or legible copies of all mortgages, notes, other loan documentation, correspondence with lenders, tax records (income and ad valorem), leases, sales information and correspondence with tenants, construction plans, surveys, site plan, leasing leads, partnership agreements, partnership records, and quarterly and annual reports required to be filed by government agencies.

VII. NOTICES

     Any notice or delivery required to be sent hereunder shall be sent via receipted courier delivery and certified or registered U.S. Mail, prepaid to the addresses listed below:

     If to Seller:  15 South Main Street, Suite 900
                    Greenville, South Carolina  29602
                    Attention:  Robert Long

     If to Buyer:   3632 Wheeler Road, Suite 2
                    Augusta, Georgia  30909
                    Attention:  Frank B. Turner, Jr.

VIII. MISCELLANEOUS

     It is the intent of this Agreement and Seller hereby agrees and warrants that it is selling to Buyer all of its right, title and interest of every nature whatsoever in and to those certain partnerships which currently own the Properties and any other residual interest it may have in the Properties. In the event of failure or breach of any of the warranties recited herein and in recognition of the fact that Seller is disassociating itself from the Properties and any ownership thereof, Seller hereby appoints Buyer as its attorney in fact (individually and collectively), and Buyer may execute on Seller's behalf any documentation Buyer deems necessary and proper to effectuate the intent of this Agreement. This Agreement shall be governed by laws of the State of Georgia, and jurisdiction and venue shall lie in and be non-removable from the Superior Court of Richmond County, Georgia.

      IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.

                              SELLER

                              IBGP, INC., a Delaware Corporation

                              By:   /s/ Carroll D. Vinson
                                    Carroll D. Vinson
                                    As its:  President


                              INSIGNIA BRUNNER, LP, a Delaware
                                    limited partnership

                              IJM Directives, Inc. (Corporate General Partner)

                              By:   /s/ Carroll D. Vinson
                                    As its:  President


                              BUYER

                              BCIP I & III, LLC, a Georgia limited
                                    liability company

                              By:   /s/ James M. Hull
                                    James M. Hull

                              As its:     Member Manager